UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of  the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2008

GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Montana
(State or other jurisdiction of incorporation)

(Commission File Number) 000-18911	(IRS Employer Identification No.) 81-0519541

49 Commons Loop
Kalispell, Montana 59901
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation and Bylaws

On June 25, 2008, the Board of Directors of Glacier Bancorp, Inc. (the “Company”) approved an amendment to the Company’s Bylaws to eliminate the reference to a classified board. At the shareholder meeting held on April 30, 2008, shareholders approved amending the Company’s Articles of Incorporation to eliminate staggered terms for directors and provide for the annual election of directors.

A copy of the Bylaw amendment is attached as Exhibit 3 and is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements: None
(b)	Pro Forma Financial Information: None
(c)	Shell Company Transactions. None
(d)	Exhibits.

3. Amendment to the Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2008	GLACIER BANCORP, INC. By: /s/ Michael J. Blodnick Michael J. Blodnick President and Chief Executive Officer